Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             --------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
       OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____ [Not applicable]
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                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

A National Banking Association                                   74-0800980
     (State of Incorporation if not a U.S.                 (I.R.S. Employer
                    national bank)                        Identification No.)
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     712 Main Street
      Houston, Texas                                           77002
  (Address of principal                                     (Zip Code)
    executive offices)
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Carol Kirkland, 712 Main Street, 26th Floor
Houston, Texas 77002 (713) 216-2448
(Name, Address and Telephone Number
  of Agent for Service)
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RESOURCE MORTGAGE CAPITAL, INC.
             (Exact name of obligor as specified in its charter)

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         Virginia                                           52-1549373
     (State or other                                     (I.R.S. Employer
     jurisdiction of                                    Identification No.)
     incorporation or
      organization)
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  10500 Little Patuxent
         Parkway                                               21044
    Columbia, Maryland                                      (Zip Code)
  (Address of principal
    executive offices)
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                                Resource Mortgage
                              Capital, Inc. Company
                             Senior Debt Securities
                             (Title of the indenture
                                   securities)
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Item 1.     General Information.

            Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.
                  Federal Deposit Insurance Corporation, Washington, D.C.
                  Board  of   Governors   of  The  Federal   Reserve   System,
                  Washington, D.C.

            (b)   Whether it is authorized to exercise corporate trust powers.
                  Yes.



Item 2.     Affiliations with the obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            The obligor is not an affiliate of the trustee.


Item 3.     Voting securities of the trustee.

            Furnish the following information as to each class of voting securities of the trustee:

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                          Col. A                           Col. B
                      Title of Class                 Amount outstanding
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             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.
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Item 4.     Trusteeships under other indentures.

            If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

            (a) Title of the securities outstanding under each such other indenture.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

            (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 5. Interlocking directorates and similar relationships with the obligor or underwriters.

            If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 6. Voting securities of the trustee owned by the obligor or its officials.

            Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

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       Col. A              Col. B             Col. C              Col. D
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                                                                   Percentage of
                                                               voting securities
                                                                  represented by
                                           Amount owned        amount given
   Name of owner       Title of class      beneficially         in Col. C


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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 7. Voting securities of the trustee owned by underwriters or their officials.

            Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner and executive officer of each such underwriter.

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       Col. A              Col. B             Col. C              Col. D
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                                                                      Percent of
                                                               voting securities
                                                                  represented by
                                           Amount owned        amount given
   Name of owner       Title of class      beneficially         in Col. C


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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 8.     Securities of the obligor owned or held by the trustee.

            Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

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       Col. A              Col. B             Col. C              Col. D
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                        Whether the        Amount owned
                         securities       beneficially or    Percent of class
                         are voting            held           represented by
                        or nonvoting       as collateral       amount given
   Title of class        securities          security           in Col. C
                                          for obligations
                                            in default

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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 9.     Securities of underwriters owned or held by the trustee.

            If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

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       Col. A              Col. B             Col. C              Col. D
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                                           Amount owned
                                          beneficially or    Percent of class
                                               held           represented by
 Name of issuer and        Amount          as collateral       amount given
   title of class       outstanding          security           in Col. C
                                        for obligations in
                                        default by trustee

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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

            If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

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       Col. A              Col. B             Col. C              Col. D
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                                           Amount owned
                                          beneficially or    Percent of class
                                               held           represented by
 Name of issuer and        Amount          as collateral       amount given
   title of class       outstanding          security           in Col. C
                                        for obligations in
                                        default by trustee

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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

Item 11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

            If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

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       Col. A              Col. B             Col. C              Col. D
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                                           Amount owned
                                          beneficially or    Percent of class
                                               held           represented by
 Name of issuer and        Amount          as collateral       amount given
   title of class       outstanding          security           in Col. C
                                        for obligations in
                                        default by trustee

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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 12.    Indebtedness of the obligor to the trustee.

            Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

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          Col. A                    Col. B                    Col. C

        Nature of                   Amount
       Indebtedness               Outstanding                Date Due

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            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 13.    Defaults by the obligor.

            (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

            There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 6.)

            (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

            There  has  not  been  a  default  under  any  such  indenture  or
series.   (See Note on Page 6.)


Item 14.    Affiliations with the underwriters.

            If any underwriter is an affiliate of the trustee, describe each such affiliation.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


Item 15.    Foreign trustee.

            Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

            Not applicable.


Item 16.    List of exhibits.

            List below all exhibits filed as a part of this statement of eligibility.

            *1   --    A copy of the articles of  association  of the trustee
                       as now in effect.
           **2   --    A copy of the  certificate  of  authority of the
                       trustee to commence business.
           **3   --    A copy  of the  authorization  of the  trustee  to
                       exercise corporate trust powers.
          ***4   --    A copy of the existing by-laws of the trustee.
             5   --    Not applicable.
             6   --    The consent of the trustee  required by Section 321(b)
                       of the Act.
         ****7   --    A copy of the latest  report of  condition  of the
                       trustee published   pursuant  to  law  or  the
                       requirements of its supervising or examining authority.
             8   --    Not applicable.
             9   --    Not applicable.




* Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 33-51417

** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas National Bank of Commerce with respect to File No. 2-24599.

*** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 333-15539.

**** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File No. 333-15539.

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment of all facts on which to base a responsive answer to Item 13, the answer to said Item is based on incomplete information. Such item may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                      7

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 21st day of March, 1997.

                                          TEXAS COMMERCE BANK
                                          NATIONAL ASSOCIATION





                                          By:   /s/ Rafael A. Herrera
                                                Rafael A. Herrera
                                                Vice President and Trust Officer

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                                                                       Exhibit 6


                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of Resource Mortgage Capital, Inc Debt Securities, we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION




                                          By:   /s/ Rafael A. Herrera
                                                Rafael A. Herrera
                                                Vice President and Trust Officer



Dated: March 21, 1997